Trade receivables	12 Months Ended
Dec. 31, 2024
Trade receivables [Abstract]
Trade receivables
7	Trade receivables

Trade receivables as of December 31, 2024 and 2023, are summarized as follows:

	2024	2023
Maritime
Offshore vessels	$193,395	$180,827
Parcel tankers	59,178	10,697
Shipping agencies	1,615	1,786

Maritime infrastructure
Shipyard	16,771	33,328

Ports, terminals and logistics
Port services	127	371
Repair of containers	8,581	6,971
Automotive services	2,798	1,291

Warehousing and other businesses
Warehousing	41,827	31,631
Other businesses	1,699	1,698
Total trade receivables	325,991	268,600
Contract assets	489,974	67,765
Allowance for doubtful accounts	(119,124)	(28,612)
	$696,841	$307,753

As of December 31, 2024, the increase in the contract asset balance is primarily due to the increase (approximately 61%) in revenues from the maritime division in that year compared to 2023 and to certain delays from some clients in completing the billing processes. During 2025, the Company has been carrying out the corresponding billing in accordance with the agreements with the clients.

All amounts are short-term. The net carrying value of trade accounts receivables is considered a reasonable approximation to fair value.

The activity in the allowance for doubtful accounts is presented below:

	2024	2023
Balance as of January 1	$28,612	$25,975
Impairment loss for the period	91,113	8,737
Receivables written off during the year	(601)	(6,100)
Balance as of December 31	$119,124	$28,612

Note 25 includes disclosures related to credit risk exposures and the analysis related to the allowance for expected credit losses. In 2024 and 2023 the impairment loss was calculated applying the expected credit loss model in accordance with IFRS 9.